UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2019 (September 20, 2019)

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2019, Christian A. Garcia notified Visteon Corporation (the “Company”) that he would resign as Executive Vice President and Chief Financial Officer of the Company effective as of October 31, 2019. On September 25, 2019, the Company issued a press release related to the resignation, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Mr. Garcia’s resignation is not related to any issues involving the Company’s operations, financial statements, internal controls, policies or practices.

On September 25, 2019, the Company also announced the election of William M. Robertson as its interim Chief Financial Officer effective November 1, 2019. Mr. Robertson will serve as interim Chief Financial Officer until his successor is chosen and qualified, or until his earlier resignation or removal. The Company is in the process of conducting a search for a permanent Chief Financial Officer and will name Mr. Robertson’s successor at the completion of the search. Mr. Robertson will act as the Company’s principal financial officer and principal accounting officer during the time that he is serving as interim Chief Financial Officer.

Mr. Robertson, 58, previously served as the Company’s Vice President and Treasurer from August 2018 until his departure from the Company in June 2019. Prior to that he served as Vice President, Operations Finance & IR since October 2016; Corporate Controller from June 2015 to October 2016; and interim Chief Financial Officer from March 2016 to October 2016. Prior to June 2015, Mr. Robertson was Director, Corporate Finance since 2003; Manager, Corporate Finance since April 2001; and Operations Manager since joining the Company in May, 2000. Mr. Robertson will receive an annual base salary of $540,000, a restricted stock unit award value at $200,000, and other employee benefits offered to the Company’s executive officers as substantially described in the 2019 proxy statement.

There is no arrangement or understanding between Mr. Robertson and any other person pursuant to which he was selected as an officer of the Company and there are no family relationships between Mr. Robertson and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Robertson has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated September 25, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: September 25, 2019	By:	/s/ Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and General Counsel